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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 1995

                            StratAmerica Corporation
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             (Exact name of registrant as specified in its charter)

        Utah                         0-15399                     87-0368170
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   (State or other                 (Commission                  (IRS Employer
   jurisdiction or                  File No.)                Identification No.)
   incorporation)

              42-620 Caroline Court, Palm Desert, California  92211
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              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code  (619) 776-1010
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Item 5.  OTHER EVENTS.

     On September 6, 1995, Registrant entered into an agreement to sell to Shari's Management Corporation, an unaffiliated entity, all Shari's format restaurants owned by the Company's wholly owned subsidiary, Shari's Franchise Corporation ("SFC"). The sale of the SFC assets is subject to the approval of Registrant shareholders and certain other conditions. If the transaction is consummated, Registrant will receive cash, adjustable notes, and release of certain indebtedness and certain SFC liabilities will be assumed and certain SFC liabilities will be released.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRATAMERICA CORPORATION
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                                                    (Registrant)


Date
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                                        Dale E. Larson, Secretary


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